Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

Lehman Brothers 11th Annual Global Healthcare Conference

Miami Beach, Florida

March 18, 2008

NYSE: WST

westpharma.com

Certain statements in the following slides and certain statements that may be made by management of the Company orally during this presentation contain some forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended, that are based on management’s plans and assumptions.  Such statements give our current expectations or forecasts of future events; they do not relate strictly to historical or current facts. We have tried, wherever possible, to identify such statements by using words such as “estimate,” “expect,” “intend,” “believe,” “plan,” “anticipate” and other words and terms of similar meaning in connection with any discussion of future operating or financial performance or condition.  We cannot guarantee that any forward-looking statement will be realized. If known or unknown risks or uncertainties materialize, or if underlying assumptions are inaccurate, actual results could differ materially from past results and those expressed or implied in any forward-looking statement.  You should bear this in mind as you consider forward-looking statements. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise.

Important factors that may affect future results include the following: Sales demand and our ability to meet that demand; competition from other providers in the Company’s businesses, including customers’ in-house operations, and from lower-cost producers in emerging markets, which can impact unit volume, price and profitability; customers’ changing inventory requirements and manufacturing plans that alter existing orders or ordering patterns for the products we supply to them; the timing, regulatory approval and commercial success of customer products that incorporate our products, including relevant third-party reimbursement for prescription products, medical devices and components and medical procedures in which those products are employed or consumed;  average profitability, or mix, of products sold in any reporting period;
maintaining or improving production efficiencies and overhead absorption; the timeliness and effectiveness of capital investments, particularly capacity expansions, including the effects of delays and cost increases associated with construction, availability and cost of capital goods, and necessary internal, governmental and customer approvals of planned and completed projects, and the demand for goods to be produced in new facilities; dependence on third-party suppliers and partners, including our Japanese partner Daikyo Seiko, Ltd.; the availability and cost of skilled employees required to meet increased production, managerial, research and other needs of the Company, including professional employees and persons employed under collective bargaining  agreements; interruptions or weaknesses in our supply chain, which could cause delivery delays or restrict the availability of raw materials and key bought-in components and finished products; raw-material price escalation, particularly petroleum-based raw materials, and our ability to pass raw-material cost increases on to customers through price increases; claims associated with product quality, including product  liability, and the related costs of defending and obtaining insurance indemnifying the Company for the cost of such claims; the cost and progress of development, regulatory approval and marketing of new products as a result of the Company’s research and development efforts; the defense of self-developed or in-licensed intellectual property, including patents, trade and service marks and trade secrets; dependence of normal business operations on information and communication systems and technologies provided, installed or operated by third parties, including costs and risks associated with planned upgrades to existing business systems; the relative strength of the
U.S. dollar in relation to other currencies, particularly the Euro, British Pound, and Japanese Yen; changes in tax law or loss of beneficial tax incentives; the conclusion of unresolved tax positions consistent with currently expected outcomes; the timely execution and realization of savings anticipated by the restructuring plan for certain operations and functions of The Tech Group, announced in December 2007; and,

Other risks and uncertainties detailed in West’s filings with the Securities and Exchange Commission, including our Statement on Form 10-K filed with the SEC on February 29, 2008.  You should evaluate any statement in light of these important factors.

Safe Harbor Statement: Forward Looking Statements

Trademarks: All trademarks and registered trademarks used in this report are the property of West Pharmaceutical Services,
Inc., in the United States and other jurisdictions, unless otherwise noted.

Delivering Innovative Solutions

WEST Pharmaceutical SERVICES
Global Headquarters

Founded in 1923

HQ in Lionville, PA

Company Overview

Who we are

World’s premier manufacturer
of components and systems
for injectable drug delivery

Closure systems and prefillable
syringe components

Components for disposable systems

Devices and device sub-assemblies

Safety and administration systems

Record 2007 sales - $1.02 billion

Market cap at 12/31/07 $1.3 billion

West
Delivering Innovative Solutions

NOVARTIS
MERCK
AMGEN
Genentech
IN BUSINESS FOR LIFE
gsk GlaxoSmithKline
sanofi aventis
Pfizer
Wyeth
AstraZeneca
Roche
Bristol-Myers Squibb
Lilly
tyco
a vital part of your world
Medtronic
When Life Depends on Medical Technology
Hospira
TEVA
TEVA PHARMACEUTICAL INDUSTRIES LTD.
Johnson & Johnson
Procter & Gamble
novo nordisk
BD
Baxter
B BRAUN
Bayer
Abbott Laboratories

Diverse, Stable Customer Base

Company Estimated Market Share: 70% in Pharma; 70% in Device; 95% in
Biotech

Global
Revenue
Breakdown

Based on 2007 sales

South America:

$55.3 million

(5%)

North America:
$496.4 million

(49%)

Europe:

$430.6 million

(42%)

Asia/Pacific:

$37.8 million

(4%)

2007 Overview – A Year of Contrasts

Achieved record sales and earnings

Extended Daikyo sales and technology agreements to 2017

Acquired Pharma Pen Technology

Raised $161.5 million, 4% convertible junior sub debenture

Repurchased 1 million shares

China land use application approval and groundbreaking

Pfizer Exubera® exit

CMS reimbursement guidelines changed for ESA drugs

Initiated Tech Group restructuring

* Exubera is a registered trademark of Pfizer, Inc.

Four Strategic Growth Platforms

Advanced Injection Systems

Injectable Container Solutions

Prefillable Syringe Systems

Safety + Administration Systems

West’s Competitive Advantage

Unmatched experience/expertise: drug - material interface

Ability to source components globally from multiple locations

Protected IP: West’s components and systems

Regulatory barrier to entry:  NDA and ANDA filing must include reference to all packaging/components in contact with the drug

1.

West’s Drug Master File (DMF) is confidential

2.

West’s DMF includes functionality data (multi-year studies)

3.

All primary package changes require new stability/functionality studies for new filing

Engineering expertise in high-volume manufacturing and assembly

Growth Platform 1 – Injectable Container Solutions

West FluroTec®
Components

Seal - Stopper - Vial

Daikyo Crystal Zenith® Vials

Estimated Market Size – $1.5 BN

CAGR – 4%

Source: Company estimate for vial systems only

West Spectra™ Seals

Growth Platform 2 – Safety and Administration Systems

Vial2Bag™

Mix2Vial™

MixJect™

Total Market – $1.5 BN

CAGR – 11%

Source: Greystone Associates and Company estimate

Project Orion

Future Growth Drivers

Aging population creates an increasing number of patients
with chronic illnesses such as diabetes and cancer

Biologic drug growth and a resurgence in vaccine research

West
Delivering Innovative Solutions

Oncology & Hematology
Vaccines
Auto-Immune
(RA, MS, AIID)
Diabetes/Insulin

West’s Therapeutic Targets

Future Growth Drivers

Demand for ultra clean silicone free packaging and delivery
systems

Pharma/biotech Customer Trends

Integration of container/closure system into delivery system

Reduction of drug waste and improved operational
throughput

High quality packaging to ensure drug stability

  No extractables or leachables

  No silicone oil

Value-added devices and systems for product/brand
differentiation

Secure packaging

Growth Platform 3 - Prefillable Syringe Systems

FluroTec® Plungers
Needle Shields – Tip Caps

Daikyo Crystal Zenith®
Staked Needle Syringe

Estimated Market Size – $900 MM

CAGR – 8%

Source: Company estimates

RU Daikyo Crystal Zenith®
luer lock syringe

Future Growth Drivers

Build the right capacity in the right areas: Europe, North
America, China, India

Investments in Operations

Europe and Asia Expansion Projects

China Greenfield

China plastics in Qingpu

USA Expansions

IT Platforms – SAP and Shop Floor MES

Jurong,

Singapore

Bodmin,
England

Kovin,
Serbia

LeNouvion,
France

Eschweiler,
Germany

Jersey Shore,

Pennsylvania

Clearwater,

Florida

Kinston,

North Carolina

Delivering Innovative Solutions

- → →
  - –
- 
  - –

Future Growth Drivers

Point-of-care shift: Hospital     Specialty Clinic     Home

Safety; ease of use; dosing accuracy; compliance

Convergence of the primary container and delivery device

West migration from component production to device systems

Convergence of Primary Containers and Delivery Systems

Disposable

Syringe-based

Auto Injectors

Traditional Injection
System

Components for
Pen System Applications

Growth Platform 4 - Advanced Injection Systems

Estimated Market  Size - $210 million

CAGR – 8%

Source: Greystone Associates and Company estimates

Pre-filled Syringe

Pre-filled Syringe (PFS) as
Primary Drug Container with
elastomeric components (plunger
and needle shield)

Future Growth Drivers

Shift Tech Group business model to proprietary products

Delivering Innovative Solutions

| | | | |
|---|---|---|---|
| | | |  |
| | | |  |
| | | |  |
| | | |  |

Tech Group Synergies

Orion Safety Needle

Salvus Tech

Safety & Admin.
Systems

Auto Injector

In-house with
Pharma-Pen

Advanced Injection

Unique Silicone Oil
Free, Tungsten Free

Syringe System

Daikyo Crystal
Zenith

Prefillable Syringe
Systems

Reconstitution

Medimop

Safety & Admin.
Systems

Manufactured

by Tech

Product/ Market

Partner

Growth Platform

Full Year Comparisons
($ in millions, except per share data)

  $1.83

  $2.06

EPS from Continuing Operations - GAAP

11.1

16.1

R&D

147.8

152.5

SG&A

  $1.93

  $2.37

EPS from Continuing Operations - Non-GAAP

  61.5

  71.2

Income from Continuing Operations

29.0%

28.6%

Gross Margin %

$913.3

$1,020.1

Net Sales

2006

2007

Full year 2006 Non-GAAP EPS from continuing operations excludes a $0.12 charge related to the refinancing of senior notes and a $0.02 favorable tax benefit related to the settlement of a prior year tax claim.

Full year 2007 Non-GAAP EPS from continuing operations excludes $0.31 of discrete tax benefits, restructuring & impairment charges and an unfavorable impact for Brazilian social security, excise and other tax compliance issues.

Capital Management

$129.4

$90.3

Full Year Spending

Capital Expenditures:

31.1%

36.9%

     Net Debt to Total Capital

$419.3

$490.9

Total Equity & Minority Interests

$236.3

$395.1

Total Debt

12/31/06

12/31/07

($millions)

Grow revenues and earnings despite reduced sales of certain products

Organic growth and sales mix will offset lost revenue associated with Exubera, ESA drugs etc.

Offset cost increases (RM, labor, energy) with lean programs, operating efficiencies and pricing

Generate Tech Group performance improvement

New Grand Rapids facility recovery from 2007 relocation and expansion

Execute restructuring of operating footprint

Shift product mix: focus on healthcare and proprietary products

Effectively manage global capacity expansion

Monitor relevant changes in demand, lead times

Timely availability of increased capacity

Continue Investing for the future

Innovation programs

Aggressive launch schedule

Geographic expansion plans - China, India

IT Platforms

2008 - 2012 Management Operating Priorities

2008 Annual Guidance

Revenue estimated between $1.05 and $1.07 billion

Estimated adjusted earnings per diluted share is between $2.40 and $2.50.  This estimate:

Excludes anticipated restructuring costs of an approximately $8.6 million

Includes exchange rate assumption of $1.40/1 Euro

Includes between $50 million and $60 million of lower revenue estimates compared to
2007 and associated with specific customer products, including Exubera®, ESA drugs and diagnostic device components, which should adversely impact operating profit by approximately 35% of the revenue impact

Summary

Working through short-term revenue challenges

Long term business drivers remain in place

Strategic Product Platforms create sustainable growth opportunities

West’s competitive advantages uniquely position the Company to capitalize on these opportunities:

Daikyo partnership

Global manufacturing footprint

Proprietary technology and systems

Strong regulatory barriers

Industry leading knowledge on drug – material interface

Strong capital position

Management incentives directly linked to value creation

Donald E. Morel, Jr., Ph.D.

Chairman and Chief Executive Officer

William J. Federici

Vice President and Chief Financial Officer

Investor Relations Contact:

Michael A. Anderson

Vice President and Treasurer

mike.anderson@westpharma.com

Lehman Brothers 11th Annual Global Healthcare Conference

Miami Beach, Florida

March 18, 2008

NYSE: WST

westpharma.com